SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 14, 2002
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                           Dollar General Corporation
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               (Exact Name of Registrant as Specified in Charter)
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              Tennessee                  001-11421              61-0502302
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(State or Other Jurisdiction of        (Commission           (I.R.S. Employer
Incorporation)                          File Number)         Identification No.)
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          100 Mission Ridge
      Goodlettsville, Tennessee                                    37072
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(Address of Principal Executive Offices)                         (Zip Code)
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       Registrant's telephone number, including area code: (615) 855-4000
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          (Former name or former address, if changed since last report)
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ITEM 9.  REGULATION FD DISCLOSURE

On January 14, 2002, Dollar General Corporation (the "Company") held a conference call (first announced on December 28, 2001) to discuss its audited financial results for its 2000 fiscal year, audited restated financial results for its 1998 and 1999 fiscal years, and unaudited results for the first three quarters of its 2001 fiscal year. A copy of the scripted portion of the conference call is incorporated herein by reference and attached hereto as
Exhibit 99.1. The Company files this 8-K pursuant to the Securities and Exchange Commission's Regulation FD.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               Dollar General Corporation
                                              (Registrant)

January 17, 2002                               By: /s/ Larry K. Wilcher
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                                                   Larry K. Wilcher
                                                   General Counsel
                                                   and Corporate Secretary

Exhibit Index

Exhibit No.                  Item

99.1           January 14, 2002 Conference Call Script